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                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the inclusion of our report, on the financial statements of Miami Metal Products, Inc., d/b/a Pompeii Furniture Industries, dated July 16, 1999, and to all references to our Firm included in or made a part of Form S-4 for Winsloew Furniture, Inc.


/s/ INFANTE, LAGO & COMPANY
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INFANTE, LAGO & COMPANY


North Miami, Florida
November 5, 1999